Exhibit 10.75

TRANSFEREE CERTIFICATE

In connection with the transfer, to LaSalle Bank National Association (“LaSalle”) pursuant to a General Assignment and Assumption (Mezzanine Loan) dated as of March 23, 2007 (the “Assignment”) by and among Column Financial, Inc. (“Column” or “Original Lender”), CPIM Structured Credit Fund 1500 L.P (“CPIM 1500”), CPIM Structured Credit Fund 1000 L.P. (“CPIM 1000”), CPIM Structured Credit Fund 20 L.P. (“CPIM 20”), KBS Park Central, LLC (“Transferee,” and together with CPIM 1500, CPIM 1000, and CPIM 20, the “Noteholders”) and LaSalle as Collateral Agent for the Noteholders, of all right, title and interest of Column in, to and under or arising out of that certain mezzanine loan made by Column to W2001 Park Central Hotel Senior Mezz, L.L.C., a Delaware limited liability company, in the original principal amount of $58,000,000.00 (the “Mezzanine Loan”), other than Column’s interest in the four replacement promissory notes evidencing the Mezzanine Loan, one of which has been assigned to the Transferee, the undersigned Transferee hereby represents, warrants and certifies to (i) Column, as Original Lender under the Mezzanine Loan and its successors and assigns in such capacity and (ii) Column, as lender under the Mortgage Loan and each of its successors and assigns as follows:

1. Transferee hereby assumes (to the extent of its percentage interest in the Mezzanine Loan) the obligations of Mezzanine Lender under, and agrees to be bound by, the terms of the Intercreditor Agreement, dated as of March 23, 2007, by and between Column, as Mortgage Lender (together with its successors and assigns, “Mortgage Lender”) and Column, as Mezzanine Lender (the “Intercreditor Agreement”).

2. Transferee hereby represents and warrants that after taking into account the transactions contemplated by the Assignment, the representations and warranties of Mezzanine Lender (as such term is defined in the Intercreditor Agreement) contained in Section 4(b)(iv) through 4(b)(xi) of the Intercreditor Agreement are true and correct as of the date hereof with respect to Transferee as if Transferee were the Mezzanine Lender under the Intercreditor Agreement, except that Transferee and Transferor agree that Transferor has waived the representation in Section 4(b)(x) of the Intercreditor Agreement (regarding Transferee’s status as a Qualified Transferee). Notwithstanding the representation of “Mezzanine Lender” in Section 4(b)(ii) of the Intercreditor Agreement, as of the date hereof, pursuant to the Assignment Agreement, LaSalle is acquiring legal title to the Mezzanine Loan as Collateral Agent on behalf of the Noteholders, and Transferee is acquiring a note evidencing a 25.862% beneficial interest in the Mezzanine Loan.

[Signature page follows.]

IN WITNESS WHEREOF, KBS Park Central, LLC has caused this Transferee Certificate to be duly executed as of March 23, 2007.

KBS PARK CENTRAL, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION VII, LLC,
its sole member

	By:	KBS LIMITED PARTNERSHIP,
its sole member

		By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
general partner

			By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer